EXHIBIT 10.13

GREEN MOUNTAIN CAPITAL, INC.

                            Subscription Instructions

                             Subscription Documents

Subscriptions to purchase Securities consisting of 12% Promissory Notes (the "Notes") and accompanying warrants to purchase shares of the Common Stock (the "Warrants") of Green Mountain Capital, Inc. (the "Company") may be made only by means of the completion, execution and delivery of the following subscription documents:

Subscription Agreement: Date and sign on page 15. The Subscription Agreement may be completed by the Subscriber or an agent on behalf of the Subscriber. Any person signing the Subscription Agreement in a representative capacity should type or print on the last page of the Subscription Agreement the name of the Subscriber, the name of the person signing the Subscription Agreement and the capacity in which he or she is signing.

Purchaser Questionnaire: Complete all requested information on the Purchaser Questionnaire in Section 23 hereof.

                              Delivery Instructions

Subscription documents should be delivered to the Sandgrain Securities, Inc. (the "Placement Agent") with a copy to the Company at the following addresses:

Sandgrain Securities, Inc.
1050 Franklin Avenue
Suite 104
Garden City, NY 11530
Attention: Michael Vulcano and Green Mountain Capital, Inc.

201 South Biscayne Blvd.
28th Floor
Miami, FL 33131
Attention: Charlie Yiasemis

All subscription documents will be returned to the Subscriber if this subscription is not accepted.

                              Subscription Payments

Payments for the amount subscribed must be made by a check or bank draft drawn on a United States bank and payable to the Company or by a wire transfer sent in accordance with the following instructions:

ABA No.:        026013576
Bank:           Signature Bank
City/State:     New York, New York
Account No.:    1500873945
Account Name:   Signature Bank, for the benefit of
                Green Mountain Capital, Inc.

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                           Acceptance of Subscriptions

The acceptance of subscriptions is within the absolute discretion of the Company, which may require additional information prior to making a determination. The Company will seek to notify the Subscriber of its acceptance or rejection of the subscription prior to the date of the proposed investment. If the subscription is rejected, the Company will promptly refund (without interest) to the Subscriber any subscription payments received by the Company.

                          GREEN MOUNTAIN CAPITAL, INC.

                             SUBSCRIPTION AGREEMENT

THE NOTES AND WARRANTS OF GREEN MOUNTAIN CAPITAL, INC. HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ARE BEING OFFERED AND SOLD IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION PROVIDED BY SECTION 4(2) OF THE SECURITIES ACT AND REGULATION D THEREUNDER. FURTHER, THE NOTES AND WARRANTS ARE BEING OFFERED AND SOLD PURSUANT TO EXEMPTIONS IN THE STATES IN WHICH THEY ARE BEING OFFERED, AND MAY BE SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER IN SUCH JURISDICTIONS. THE NOTES AND WARRANTS CANNOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS AND WILL NOT BE TRANSFERRED OF RECORD EXCEPT IN COMPLIANCE WITH SUCH LAWS AND REGULATIONS.

Green Mountain Capital, Inc., a Nevada corporation (the "Company"), is offering up to Three Million Five Hundred Thousand ($3,500,000) of its 12% Promissory Notes due September 30, 2008 (the "Maturity Date") (Offering Price of $1,000.00 increments) (the "Notes") and accompanying warrants to purchase one (1) share of the Company's Common Stock for each Dollar of principal of the Note (the "Warrants") to a limited number of accredited investors, and the undersigned desires to purchase the Notes and the Warrants from the Company. The Notes and designated accompanying Warrants are referred to herein, together, as the "Securities."

1. Subscription for Notes and accompanying Warrants. The undersigned, intending to be legally bound hereby, offers to purchase, for the per Security price of $1,000.00, the number of Securities indicated on the signature page attached hereto executed by the undersigned. The Company will be deemed to have accepted this offer upon execution by it of the Receipt and Acceptance attached to this Subscription Agreement and as of the date of such execution (the "Acceptance Date"). This subscription is submitted to the Company, subject to its acceptance and to the terms and conditions described in this Subscription Agreement.

2. Amount and Method of Payment. The Purchase Price for the Securities, as set forth on the signature page attached hereto (the "Purchase Price"), must be paid by tender of a check made payable to the Company or wire transfer of immediately available funds to an account designated by the Company. The undersigned has enclosed with this Subscription Agreement the Purchase Price, or evidence of wire transfer of the Purchase Price, required to purchase the Securities subscribed for hereunder.

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3. Acceptance of Subscription.

(a) The undersigned understands and agrees that the Company, in its sole discretion, reserves the right to accept or reject this or any other subscription for Securities, in whole or in part, for any reason at any time prior to the Closing (as defined below), notwithstanding prior receipt by the undersigned of notice of acceptance, and that subscriptions need not be accepted in the order received.

(b) In the event that this subscription is rejected in whole or in part, the Company shall promptly return all or the applicable portion of the Purchase Price, as the case may be, to the undersigned and this Subscription Agreement shall thereafter have no force or effect except with respect to the portion, if any, of this subscription that is accepted by the Company.

4. Acknowledgment. The undersigned hereby acknowledges that he/she/it has received and carefully reviewed this Subscription Agreement, the Confidential Private Placement Memorandum dated December 19, 2006, and the exhibits thereto (the "Memorandum") and such information that the undersigned deems material. The undersigned has carefully reviewed and understands this Subscription Agreement, the Memorandum and any additional information otherwise provided to the undersigned in writing by the Company relating to an investment in the Securities.

5. Representations, Warranties and Covenants. The undersigned hereby acknowledges, represents and warrants to, covenants and agrees with, the Company, as follows:

(a) The Company has limited financial and operating histories, has some indebtedness and presently does not have sufficient capital to fully implement its business plan;

(b) There are substantial risks incident to the ownership of the Securities including, but not limited to, those risks listed in the Memorandum, and such investment is speculative and involves a degree of risk of loss by the undersigned of the entire investment in the Company;

(c) No federal or state agency has passed upon the Securities or made any finding or determination concerning the fairness of this investment and certain of the terms of this offering may not conform with the guidelines of certain state securities administrators;

(d) The undersigned, and the undersigned's advisors, if any, have been furnished all materials relating to the Company and its proposed activities, the offering of Securities, or anything set forth in the Information which they have requested, and have been afforded the opportunity to obtain any additional information necessary to verify the accuracy of any representations or information set forth in the Memorandum;

(e) All documents, records and books pertaining to the Company and/or this investment that the undersigned considers important have been made available for inspection by the undersigned and the undersigned's attorney, accountant and other advisor(s);

(f) The undersigned and/or his/her/its advisor(s) have had a reasonable opportunity to ask questions of and receive information and answers from a person or persons acting on behalf of the Company concerning it and its business and, as the undersigned may deem necessary, to verify the information, and all such questions have been answered and all such information has been provided to the full satisfaction of the undersigned;

(g) No oral or written representations have been made and no oral or written information has been furnished to the undersigned or his/her/its advisor(s) in connection with the offering that were in any way inconsistent with the information set forth in this Subscription Agreement or the Memorandum;

(h) The undersigned is not subscribing for the Securities as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting;

(i) The undersigned's overall commitment to investments that are not readily marketable is not disproportionate to the undersigned's net worth and the undersigned's investment in the Company will not cause such overall commitment to become disproportionate to the undersigned's net worth;

(j) If the undersigned is a natural person, he or she has reached the age of majority in the jurisdiction in which the undersigned resides, has adequate net worth and means of providing for the undersigned's current financial needs and personal contingencies, is able to bear the substantial economic risks of an investment in the Securities for an indefinite period of time, has no need for liquidity in such investment and, at the present time, could afford a complete loss of such investment;

(k) The undersigned (A) has such knowledge of, and experience in, business and financial matters so as to enable the undersigned to utilize the information made available to the undersigned in connection with the offering of Securities in order to evaluate the merits and risks of an investment in the Securities and to make an informed investment decision with respect thereto and the undersigned has carefully evaluated the risks of investing and (B) has the capacity to protect his/her/its own interests in connection with a purchase of the Securities;

(l) The undersigned is not relying on the Company with respect to the economic considerations of the undersigned relating to this investment. In regard to such considerations, the undersigned has relied on the advice of, or has consulted with, only the undersigned's own legal, tax, financial and other advisor(s);

(m) The undersigned is acquiring the Securities solely for the undersigned's own account as principal, for investment purposes only and not with a view to the resale or distribution thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Securities;

(n) The undersigned fully understands and agrees that the undersigned must bear the economic risk of the undersigned's purchase for an indefinite period of time because, among other reasons, the resale of the Securities has not been registered under the Securities Act, or under the securities laws of any states in the United States or any other jurisdiction and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless subsequently registered under the Securities Act and applicable state or other securities laws or unless an exemption from such registration is available; and

(o) The undersigned has completed the Purchaser Questionnaire, set out in
Section 23 below. The information provided by the undersigned in the Purchaser Questionnaire is true and correct and the undersigned understands that the Company is relying upon such information in connection with the purchase of the Securities by the undersigned.

(p) The undersigned recognizes that an investment in the Securities involves a number of significant risks including, but not limited to those risks set forth in the Memorandum under "Risk Factors";

(q) If the undersigned is a corporation, partnership, trust or other entity, it represents that: (i) it is duly organized, validly existing and in good standing in its jurisdiction of incorporation or organization and has all requisite power and authority to invest in the Securities provided herein; (ii) such investment does not result in any violation of, or conflict with, any term or provision of the charter, bylaws or other organizational documents of the undersigned or any other instrument or agreement to which the undersigned is a party or is subject;
(iii) such investment has been duly authorized by all necessary action on behalf of the undersigned; and (iv) this Subscription Agreement has been duly executed and delivered on behalf of the undersigned and constitutes a legal, valid and binding agreement of the undersigned;

(r) If the undersigned is a corporation, partnership or limited liability company, the person signing this Subscription Agreement on its behalf hereby represents and warrants that the information being provided by signing this Subscription Agreement is true and correct with respect to such corporation, partnership or limited liability company, as the case may be;

(s) If the undersigned is purchasing the Securities subscribed for hereby in a representative or fiduciary capacity, the representations and warranties contained herein (and in any other written statement or document delivered to the Company in connection herewith) shall be deemed to have been made on behalf of the person or persons for whom such Securities are being purchased;

(t) All information that the undersigned has heretofore furnished and furnishes herewith to the Company, including, without limitation, any representations contained herein, are correct and complete as of the date of execution of this Subscription Agreement and if there should be any material change in such information prior to the final closing of the sale of the Securities (the "Closing"), the undersigned will immediately furnish such revised or corrected information to the Company; and

(u) The foregoing representations, warranties and agreements, together with all other representations and warranties made or given by the undersigned to the Company in any other written statement or document delivered in connection with the transactions contemplated hereby, shall be true and correct in all respects on and as of the date of the Closing as if made on and as of such date and shall survive such date. If more than one person is signing this Subscription Agreement, each representation, warranty and undertaking herein shall be the joint and several representation, warranty and undertaking of each such person.

6. Restrictions on Resale.

(a) The resale of the Securities has not been registered under the Securities Act or any state securities laws, and may not be sold or transferred unless (i) subsequently registered thereunder; (ii) the undersigned shall have delivered to the Company an opinion of counsel (which opinion and counsel shall be reasonably acceptable to the Company) to the effect that the securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, or, if applicable, sold pursuant to Rule 144 promulgated under the Securities Act (or a successor rule).

(b) Certificates, if any, representing the Warrants, the Common Stock issuable upon conversion of the Notes (the "Conversion Shares") and/or the Common Stock issuable upon the exercise of the Warrants (the "Warrant Shares") may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such securities):

"The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or applicable state securities laws, and may not be offered for sale, sold, transferred or assigned in the absence of an effective registration statement for the securities under the Securities Act, or an opinion of counsel, in form, substance and scope reasonably acceptable to the Company, that registration is not required under the Securities Act or unless sold pursuant to Rule 144 under the Securities Act."

7. Registration Right.

Warrant Shares. Within 120 days after the Closing (the "Scheduled Filing Date"), the Company shall file with the Securities and Exchange Commission (the "SEC") a registration statement under the Securities Act on Form S-3 or any appropriate form (or any successor form) pursuant to Rule 415 under the Securities Act (the "Required Registration") covering the Warrant Shares issued in connection with the Securities offered hereunder. The Company shall use its best efforts to cause the Required Registration to be declared effective under the Securities Act as soon as practicable after filing. If the Required Registration is not filed after 180 days of the Scheduled Filing Date, then the Company shall issue to each holder of Warrant Shares such number of additional Warrants to purchase such number of shares of our Common Stock equal to six percent (6%) of the underlying Warrants Shares held by the respective holder (the "Late Registration Warrants"). The Late Registration Warrants shall have the same terms as the Warrants.

Conversion Shares. If the Company defaults on the repayment of the Notes, within 120 days after the Maturity Date, the Company shall file with the SEC a registration statement under the Securities Act on Form S-3 or any appropriate form (or any successor form) pursuant to Rule 415 under the Securities Act (the "Required Registration for Conversion Shares") covering the Conversion Shares issued in connection with the Securities offered hereunder. The Company shall use its best efforts to cause the Required Registration for Conversion Shares to be declared effective under the Securities Act as soon as practicable after filing.

In the event that the Company, in its sole discretion, files a registration statement under the Securities Act for registration of any of its securities (aside from any registration filed on Form S-8, or the equivalent), the Company shall give notice to the holders of the Warrant Shares and/or Conversion Shares (collectively, the "Registrable Securities"), at least five (5) business days prior to the first anticipated filing date of a registration statement, affording such holders an opportunity to be included in the registration as "selling shareholders" and notifying each holder of the information the Company requires from each such holder. Each holder of Registrable Securities desiring to sell such Registrable Securities pursuant to the registration statement shall provide all such information and material concerning such holder as requested by the Company in order to enable the Company to comply with applicable requirements of the SEC.

(a) Each holder of Registrable Securities issued hereunder covenants to the Company as follows:

(i) that such holder will be subject to applicable provisions of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder including, without limitation, Regulation M. These provisions may restrict activities of, and limit the timing of purchases and sales of any of the Conversion Shares and/or Warrant Shares by, the selling holders. Furthermore, pursuant to Regulation M, persons engaged in a distribution of securities are prohibited from simultaneously engaging in market making and other activities with respect to such securities for a specified period of time prior to the commencement of such distribution, subject to specified exceptions or exemptions. These regulations may affect the marketability of the Conversion Shares and/or the Warrant Shares;

(ii) it shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Section 7 with respect to the Registrable Securities of a particular holder, that such holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request;

(iii) each holder, by such holder's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the registration statement, unless such holder has notified the Company in writing of such holder's election to exclude all of such holder's Registrable Securities from the registration statement;

(iv) in the event holders holding a majority in interest of the Registrable Securities being offered determine to engage the services of an underwriter, each holder agrees to enter into and perform such holder's obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and to take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless such holder has notified the Company in writing of such holder's election not to participate in such underwritten distribution;

(v) each holder agrees that, (x) upon receipt of any notice from the Company that the prospectus included in the registration statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (y) in the case of the issuance of a stop order or other suspension of the effectiveness of the registration statement, such holder will immediately discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such holder's receipt of the copies of the amended or supplemented registration statement from the Company, and, if so directed by the Company, such holder shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such holder's possession, of the prospectus covering such Registrable Securities at the time of receipt of such notice; and

(vi) no holder may participate in any underwritten distribution hereunder unless such holder (x) agrees to sell such holder's Registrable Securities on the basis provided in any underwriting arrangements in usual and customary form entered into by the Company, (y) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (z) agrees to pay its pro rata share of all underwriting discounts and commissions and any expenses in excess of those payable by the Company.

8. Indemnification. The undersigned agrees to indemnify and hold harmless the Company, the officers, employees and agents thereof and each other person, if any, who controls the Company, within the meaning of Section 15 of the Securities Act, against all losses, liabilities, claims, damages and expenses whatsoever (including, but not limited to, all expenses reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon a breach of the representations and warranties of the undersigned set forth in this Subscription Agreement.

9. Additional Information. The undersigned hereby acknowledges and agrees that the Company may make or cause to be made such further inquiry and obtain such additional information as it may deem appropriate with regard to the suitability of the undersigned as an investor in the Securities.

10. Closing. The offering of the Securities pursuant to this Subscription Agreement will initially close within two (2) business days of that date on which the Company receives the Minimum Offering Amount (as defined in the Memorandum) but in no event shall any closing occur later than March 31, 2007 or such later date as the Company determines in its sole discretion that is no later than June 30, 2007.

11. Binding Effect. The undersigned acknowledges and agrees that the subscription hereunder is irrevocable, that the undersigned is not entitled to cancel, terminate or revoke this Subscription Agreement or any agreements of the undersigned hereunder and that this Subscription Agreement and such other agreements shall survive the death or disability of the undersigned and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the undersigned is more than one person, the obligations of the undersigned hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and the undersigned's heirs, executors, administrators, successors, legal representatives and assigns.

12. Modification. Neither this Subscription Agreement nor any provision hereof shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge or termination is sought.

13. Notices. Any notice, demand or other communication that any party hereto may be required, or may elect, to give to any other party hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail box, stamped registered or certified mail, return receipt requested, addressed to such address as may be listed on the books of the Company, or (b) delivered personally at such address.

14. Counterparts. This Subscription Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart. This Subscription Agreement may be executed and delivered via electronic facsimile transmission with the same force and effect as if it were executed and delivered by the parties simultaneously in the presence of one another.

15. Entire Agreement. This Subscription Agreement contains the entire agreement of the parties with respect to the subject matter hereof and there are no representations, warranties, covenants or other agreements except as stated or referred to herein.

16. Severability. Each provision of this Subscription Agreement is intended to be severable from every other provision, and the invalidity or illegality of any one provision shall not affect the validity or legality of the remaining provisions.

17. Assignability. This Subscription Agreement is not transferable or assignable by the undersigned.

18. Applicable Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the state of Nevada without regard to its conflict of laws principles.

19. Choice of Jurisdiction. The undersigned agrees that any action or proceeding directly or indirectly relating to or arising out of this Subscription Agreement, any breach hereof, or any transaction covered hereby shall be resolved within the state of Nevada. Accordingly, the parties consent and submit to the jurisdiction of the United States federal and state courts located within the state of Nevada. The parties further agree that any such relief whatsoever in connection with this Subscription Agreement shall be commenced by such party exclusively in the United States federal or state courts located within the state of Nevada.

20. Reimbursement. If any action or other proceeding is brought for the enforcement of this Subscription Agreement or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Subscription Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in such action or proceeding in addition to any other relief to which they may be entitled.

21. Securities Laws. Subscribers should also be aware of the following additional considerations:

THE NOTES AND WARRANTS OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE(S) OR OTHER JURISDICTION(S) AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTION ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SUCH ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY IN THE UNITED STATES OR ANY OTHER JURISDICTION, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION PROVIDED TO INVESTORS FOR THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

22. Disclosure Regarding Role of Counsel. By signing this Subscription Agreement, the undersigned is acknowledging and confirming the following:

(a) This Subscription Agreement was prepared by counsel for the Company.

(b) The undersigned understands that he/she/it has the right to be represented, and that he/she/it should be represented, by his/her/its own counsel with respect to this Subscription Agreement, and that he/she/it has either sought the advice of his/her/its own counsel, or has voluntarily decided not to be represented his/her/its own counsel, with respect to this Subscription Agreement.

23. Purchaser Questionnaire.

You are being asked to complete this Purchaser Questionnaire so that a determination can be made as to whether you are qualified to purchase the Securities of the Company under applicable federal and state securities laws. If the Securities subscribed for are to be owned by more than one person, you and each other co-subscriber must complete a separate Purchaser Questionnaire (except if the co-subscriber is your spouse) and sign the signature page attached hereto. If your spouse is a co-subscriber, you must indicate his or her name and social security number.

Your answers to the questions contained herein must be true and correct. Your answers will be kept strictly confidential; however, by signing this Purchaser Questionnaire, you will be authorizing the Company to present a completed copy of this Purchaser Questionnaire to such parties as it may deem appropriate in order to make certain that the offer and sale of the Securities will not result in a violation of the Securities Act or of the securities laws of any state. Any prospective purchaser may be required to furnish additional information as the Company determines in its sole discretion.

This Purchaser Questionnaire is an integral part of the Subscription Agreement. All questions must be answered. If the appropriate answer is "None" or "Not applicable," please so state. Please print or type your answers to all questions and attach additional sheets if necessary to complete your answers to any item.

I. GENERAL INFORMATION

If Purchaser is an individual:

1. Name(s):

2. Age(s):

3. Social Security Number:

Subscriber:
Co-subscriber:

4. Home Address:

5. Business Address:

6. Send mail to:

7. Home Telephone:

8. Business Telephone:

9. Occupation:

10. Employer:

11. Education (Highest Degree Obtained):

If Purchaser is a corporation, partnership, trust, limited liability company or other entity (an "Entity"):

12. Name of Entity:

13. Date of Organization:

14. State of Organization:

15. Taxpayer Identification No.:

16. Principal Business Address:

17. Telephone:

18. Send Mail to:

19. Other:

II. FINANCIAL SUITABILITY

To be Completed by Individuals:

The following questions are intended to permit a determination of whether you meet certain suitability standards. Answer all questions "yes" or "no" as they are applicable to your individual situation.

A. I certify that I have a net worth in excess of $1,000,000.

Yes _______       No _______

B. I certify that:

(i) I had an individual income of more than $200,000 in each of the calendar years 2004 and 2005 and I reasonably expect to have an individual income in excess of $200,000 in calendar year 2006; or

(ii) I had joint income with my spouse in excess of $300,000 in each of the calendar years 2004 and 2005 and I reasonably expect to have joint income with my spouse in excess of $300,000 in calendar year 2006.

Yes _______       No _______

C. Are you obligated as an endorser, guarantor, surety, indemnitor or otherwise for any significant contingent liabilities or are there any suits outstanding or litigation or claims pending against you that could adversely and materially affect your financial condition.

Yes _______       No _______

If "Yes," please provide details:

To be completed by Entities:

The following questions are intended to permit a determination of whether the subscriber meets certain suitability standards. Answer all questions "yes" or "no" as they are applicable to the situation of the subscriber.

A. (1) Has the subscribing corporation, partnership, trust or employee benefit plan been formed for the specific purpose of investing in the Securities?

Yes _______       No _______

(2) Does the subscribing corporation, partnership, trust or employee benefit plan have total assets of less than $5,000,000?

Yes _______       No _______

If the answer to both of questions A(l) and A(2) is "No," respond to question B below. If the answer to either of questions A(l) or A(2) is "Yes," respond to question C below.

B. (1) The undersigned entity certifies that it is an "accredited investor" because it falls into the indicated category. PLEASE INDICATE THE APPROPRIATE CATEGORY BY CHECKING OR PUTTING YOUR INITIALS ON THE APPROPRIATE LINE.

      (a) a bank as defined in section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act, whether acting in an individual or fiduciary capacity;

      (b) a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934;

      (c) an insurance company as defined in section 2(13) of the Securities
Act;

      (d) an investment company registered under the Investment Company Act of 1940;

      (e) a business development company as defined in section 2(a)(48) of the Investment Company Act of 1940;

      (f) a Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958;

      (g) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees if such plan has total assets in excess of $5,000,000;

      (h) an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

      (i) a private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

      (j) an organization described in section 501(c)(3) of the Internal Revenue Code of 1986, as amended, a corporation, a Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000; or

      (k) a trust with total assets in excess of $5,000,000, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii).

(2) The undersigned entity has the capacity to protect its own interests in connection with its proposed investment in the Securities.

Yes _______       No _______

C. The undersigned entity certifies that it is an accredited investor because each of its shareholders, partners or beneficiaries meets at least one of the following categories. PLEASE INDICATE THE RELEVANT CATEGORIES BY CHECKING OR PUTTING YOUR INITIALS ON THE APPROPRIATE LINES.

_____ (1) The shareholder, partner or beneficiary is a natural person whose individual net worth, or joint net worth with his/her spouse, at the time of his/her purchase exceeds $1,000,000.

_____ (2) The shareholder, partner or beneficiary is a natural person who had
(A) an individual income in excess of $200,000 for calendar years 2004 and 2005 and who reasonably expects to have an individual income in excess of $200,000 for calendar year 2006 or (B) a joint income with that of his/her spouse in excess of $300,000 for calendar years 2004 and 2005 and who reasonably expects to have a joint income with that of his/her spouse in excess of $300,000 for calendar year 2006.

_____ (3) The shareholder, partner or beneficiary is a corporation, partnership, trust or other entity that meets the description of at least one of the organizations specified in statement B(l) above.

D. Is the subscribing entity obligated as an endorser, guarantor, surety, indemnitor or otherwise for any significant contingent liabilities or are there any suits outstanding or litigation or claims pending against the subscribing entity which could adversely and materially affect its financial condition?

Yes _______       No _______

If "Yes," please provide details:

(The balance of this page was intentionally left blank)

Subscription Information:

Amount of Investment:

Securities Subscribed for:

Aggregate Principal Amount of Notes and Warrants Subscribed For (and Purchase Price):

Name(s)in which Securities are to be registered:

Address

Mailing Address

Social Security Number or Employer Identification Number

Form of joint ownership (if applicable). (If one of these items is checked, subscriber and co-subscriber must both sign all documents.): Tenants-in-Common ____ Joint Tenants

IN WITNESS WHEREOF, the undersigned represents the information set forth in this Subscription Agreement and the Purchaser Questionnaire (Section 23 hereof) to be true and correct and understands that such information will be relied upon by Green Mountain Capital, Inc. in connection with the purchase of the Securities by the undersigned. The undersigned has caused this Subscription Agreement (including the Purchaser Questionnaire) to be duly executed on the ____ day of ___________, 200__.

Please Print Name of Subscriber

By:
Name:
Title:

Please Print Name of Co-Subscriber
Signature of Co-Subscriber

WIRE TRANSFER INSTRUCTIONS

Subscribers wishing to wire transfer the purchase price of their Securities should wire transfer immediately available funds in the amount of the purchase price subscribed for hereunder, as follows:

ABA No.:        026013576
Bank:           Signature Bank
City/State:     New York, New York
Account No.:    1500873945
Account Name:   Signature Bank, for the benefit of Green Mountain Capital, Inc.

[OTHERWISE ATTACH YOUR CHECK HERE]

THIS PORTION NOT TO BE COMPLETED BY SUBSCRIBER

RECEIPT AND ACCEPTANCE

CASH OR CHECK AND SUBSCRIPTION AGREEMENT RECEIVED ON ________________________, 200__.

By:

SUBSCRIPTION ACCEPTED ON ____________________, 200__.

Green Mountain Capital, Inc.



By:
      Name:
      Title: